AMENDMENT NO. 1
TO
EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO THE EMPLOYMENT AGREEMENT (the "Amendment") is effective as of January 9 2017 (the "Effective Date"), by and between U.S. Geothermal Inc., a Delaware corporation (the "Company"), and Dennis Gilles ("Executive").

RECITALS

WHEREAS, the Company and Executive entered into an Employment Agreement dated as of April 19, 2013 with an initial term from April 19, 2013 until April 18, 2015 (the "Agreement").

WHEREAS, the Agreement included an automatic renewal at the end of the initial term and at the end of each subsequent term, for an additional one (1) year term unless either party gives written notice of non-renewal to the other at least ninety (90) days prior to the expiration of the then current term.

WHEREAS, the Company and Executive have allowed the Agreement to automatically extend with the current Term of the Agreement now ending on April 18, 2017 (the "Current Term").

WHEREAS, the Company and Executive desire to amend and extend the Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement and this Amendment, the parties hereby agree as follows:

1. Term. Notwithstanding the provisions of Section 2.2 of the Agreement, the Current Term of the Agreement is hereby extended by three (3) months, such that the Current Term of the Agreement shall end on July 18, 2017. As a result of the extension of the Current Term, any notice of non-renewal delivered pursuant to Section 2.2 of the Agreement must be delivered no later than April 19, 2017, which is ninety (90) days prior to the expiration of the Current Term. If a notice of non-renewal is not delivered in accordance with Section 2.2 of the Agreement, the Agreement shall automatically renew at the end of the Current Term on July 18, 2017, for an additional one (1) year term.

2. Savings Clause. Except as modified by this Amendment, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on January 9, 2017.

U.S. Geothermal Inc.
a Delaware corporation

By: ______________________
Name: Randy Hill
Title: Compensation Committee Chair

SIGNED by the Executive in the presence of:

______________________ ______________________
Witness **Dennis Gilles**

Douglas Glaspey
Printed Name of Witness